JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of September 10, 2007, executed and delivered by NNN HEALTHCARE/OFFICE REIT QUEST DIAGNOSTICS, LLC, a Delaware limited liability company (the “New Subsidiary”), in favor of LASALLE BANK NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”) for the Banks under that certain Loan Agreement dated as of September 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among NNN HEALTHCARE/OFFICE REIT HOLDINGS, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 1 thereof (the “Banks”) and the Agent.

WHEREAS, pursuant to the Loan Agreement, the Banks have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Loan Agreement;

WHEREAS, Borrower owns, directly or indirectly, at least a majority of the issued and outstanding Equity Interests in the New Subsidiary;

WHEREAS, the Borrower, the New Subsidiary, and the existing Guarantors, though separate legal entities, are mutually dependent upon each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Banks through their collective efforts;

WHEREAS, the New Subsidiary acknowledges that it will receive direct and indirect benefits from the Banks making such financial accommodations available to the Borrower under the Loan Agreement and, accordingly, the New Subsidiary is willing to guarantee the Borrower’s obligations to the Banks on the terms and conditions contained herein; and

WHEREAS, the New Subsidiary’s execution and delivery of this Joinder Agreement is a condition to the Banks continuing to make such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Subsidiary, the New Subsidiary agrees as follows:

ARTICLE 1

Joinder to Guaranty. The New Subsidiary hereby agrees that it is a “Guarantor” under that certain Guaranty of Payment dated as of September 10, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty”), made by NNN HEALTHCARE OFFICE REIT, INC., a Maryland corporation, and each other Person a party thereto in favor of the Agent and assumes all obligations, representations, warranties, covenants, terms, conditions, duties and waivers of a “Guarantor” thereunder, all as if the New Subsidiary had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Subsidiary hereby:

1.1 irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (as defined in the Guaranty);

1.2 makes to the Banks as of the date hereof each of the representations and warranties contained in Section 2 of the Guaranty and agrees to be bound by each of the covenants contained in the Guaranty; and

1.3 consents and agrees to each provision set forth in the Guaranty.

ARTICLE 2

Intentionally Omitted.

ARTICLE 3

Intentionally Omitted.

ARTICLE 4

GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Further Assurances. The New Subsidiary agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Loan Agreement.

(Signatures on next Page)

IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

NNN HEALTHCARE/OFFICE REIT QUEST DIAGNOSTICS, LLC, a Delaware limited liability company
By: NNN Healthcare/Office REIT Holdings, L.P., a Delaware limited partnership, its sole member
By: NNN Healthcare/Office REIT, Inc., a Maryland corporation, its
General Partner
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President

[SEAL]

Address for Notices:

NNN Healthcare/Office REIT LP

c/o Triple Net Properties, LLC

1551 North Tustin Avenue

Suite 200

Santa Ana, California 92705

Attention: Andrea Biller, Esq.

Accepted:

LASALLE BANK NATIONAL
ASSOCIATION, as Agent

By: /s/ A. Brad Feine
Name: A. Brad Feine
Title: VP